EQ ADVISORS TRUSTSM

EQ/Large Cap Core Managed Volatility Portfolio

SUPPLEMENT DATED JANUARY 26, 2024 TO THE SUMMARY PROSPECTUS, PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 2023, AS SUPPLEMENTED

This Supplement updates certain information contained in the Summary Prospectus, Prospectus and Statement of Additional Information (“SAI”) of EQ Advisors Trust (“Trust”) dated May 1, 2023, as supplemented. You should read this Supplement in conjunction with the Summary Prospectus, Prospectus and SAI and retain it for future reference. You may obtain these documents, free of charge, at the Trust’s website at www.equitable-funds.com.

Effective immediately, the following changes are being made to the Summary Prospectus, Prospectus and SAI:

The section of the Summary Prospectus and Prospectus entitled “EQ/Large Cap Core Managed Volatility Portfolio — WHO MANAGES THE PORTFOLIO — Sub-Adviser: GQG Partners LLC (“GQG” or the “Sub-Adviser”)” is amended to include the following information:

Name	Title	Date Began Managing the Portfolio
Siddharth Jain	Deputy Portfolio Manager and Investment Analyst of GQG	January 2024

The section of the Prospectus entitled “Management of the Trust — The Sub-Advisers — GQG Partners LLC (“GQG”)” is amended to delete the second paragraph and include the following information:

GQG’s Portfolio Managers are responsible for the day-to-day management of GQG’s portion of the Active Allocated Portion of the Portfolio under normal circumstances, with the Deputy Portfolio Manager providing support for all aspects of security selection, portfolio construction and risk management with respect to the Portfolio. Investment decisions are typically made collaboratively by the Portfolio Managers, although, as Chief Investment Officer, Rajiv Jain has the right to act unilaterally on any investment decision-making.

Siddharth Jain is an Investment Analyst at GQG and serves as a Deputy Portfolio Manager for all GQG strategies. Prior to joining GQG in 2021, Mr. Jain was at Warburg Pincus, where he served most recently as a private equity associate in their industrial and business services group. Mr. Jain began his career as an investment banking analyst with the mergers and acquisitions group at PJT Partners in 2018.

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The section of the SAI entitled “Appendix B — EQ Advisors Trust — Portfolio Manager Information — GQG Partners LLC (“GQG”)” is amended to include the following information:

GQG Partners LLC (“GQG” or “Sub-Adviser”)

Portfolio Manager	Presented below for each portfolio manager is the
number of other accounts of the Sub-Adviser
managed by the portfolio manager and the total
assets in the accounts managed within each
	category as of December 31, 2023						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets

EQ/Large Cap Core Managed Volatility Portfolio
Siddharth Jain	0	N/A	0	N/A	0	N/A	0	N/A	0	N/A	0	N/A

Compensation Information

Each portfolio manager receives a fixed salary, retirement benefits, investment management services from GQG, and, in the case of Messrs. Kersmanc, Murthy and S. Jain, variable compensation, which includes a discretionary annual bonus that is based on both a qualitative and quantitative evaluation of the portfolio manager’s performance and GQG’s overall performance and profitability. A portion of the discretionary annual bonus is typically paid in cash each year, and the remainder of the bonus is normally allocated to a deferred compensation plan, subject to a vesting schedule and paid out over time (e.g., 3 years). Amounts deferred under the plan earn the rate of return earned by the Institutional Shares class of the GQG Partners Global Quality Equity Fund, calculated gross of management fees but net of other operating expenses. No portfolio manager’s compensation is directly based on the value of assets in a Fund’s portfolio. In addition, from time-to-time, employees of GQG, including Messrs. Kersmanc, Murthy and S. Jain, may receive an award of restricted stock units in GQG’s parent company, GQG Partners Inc. The grant of any such award is subject to the discretion of the Board of Directors of GQG Partners Inc.

Ownership of Shares of the Portfolio as of December 31, 2023

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000

EQ/Large Cap Core Managed Volatility Portfolio
Siddharth Jain	X